    This Preliminary Term Sheet is provided for information purposes only and does not constitute an offer to sell, nor a solicitation of an offer to buy the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in the term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related
                     Prospectus.

Prepared: August 12, 1997

                             Preliminary Term Sheet

                                 $189,065,000.00

                     Headlands Home Equity Loan Trust 1997-1
          Revolving Home Equity Loan Asset-Backed Notes, Series 1997-1

                               WAL           Payment                                                 Expected
                             (Yrs.)*         Window *       Targeted Dollar                           Rating          Legal Final
Class         Amount          Call          Call (mos)           Price           Benchmark         (S&P/Moodys)         Maturity
------ ------------------- ------------ ------------------- ----------------- ----------------- ------------------- ---------------
  A     $189,065,000.00       5.08           1 - 103             100-00          1 M LIBOR           AAA/Aaa          August 2024
Total   $189,065,000.00

                  *  See "Computational Materials Disclaimer"
                  ** Class S Notional Principal Balance equal to the Class A
                     Note Balance.

Underwriter:                   Greenwich Capital Markets, Inc.
Seller & Servicer:             Headlands Mortgage Company ("Headlands")
Sponsor:                       Headlands Mortgage Securities, Inc.
Securities Insurer:            Capital Markets Assurance Corporation
Indenture Trustee:             First National Bank of Chicago
Owner Trustee:                 Wilmington Trust Company
Federal Tax Status:            It is anticipated that the Class A and Class S Notes  (the "Notes") will be treated as debt instruments for federal income tax purposes.
Registration:                  The Notes will be available in book-entry form through DTC.
Expected Pricing Date:         August 14, 1997***
Expected Closing Date:         August 21, 1997***
Expected Settlement Date:      August 21, 1997***
Cut-off Date:                  August 1, 1997
Accrued Interest:              Accrued interest paid by investors for the Notes will accrue from the Closing Date, up to,

                               but not including, September 15, 1997, the first Distribution Date.
                               Thereafter, Interest will accrue from and including the prior Distribution Date, to, but not including the next Distribution Date
                               on an actual/360 basis.
Distribution Dates:            15th day of each month (or the next succeeding business day), beginning September 15, 1997.
Credit Enhancement:            Overcollateralization, a Spread Account and a surety wrap to be provided by Capital Markets
                               Assurance Corporation ("CapMAC")
Expected Ratings:              Class A Notes AAA/Aaa, S&P / Moody's (based on
                               CapMAC surety wrap);
                               Class S Notes AAAr/Aaa, S&P / Moody's (based on
                               CapMAC surety wrap).
ERISA Eligibility:             The Class A and Class S Notes are expected to
                               be ERISA eligible. Prospective investors must
                               review the Prospectus and Prospectus Supplement
                               and consult with their professional advisors for
                               a more detailed description of these matters
                               prior to investing in the Class A and/or Class
                               S Notes.
SMMEA Treatment:               The Notes will not constitute "mortgage related securities" for purposes of SMMEA.
Optional Termination:          10% optional termination provision.
Prepayment Assumption:         30% CPR, 18% Draw Rate.
Mortgage Loans:                The Mortgage Loans will consist of certain
                               adjustable-rate home equity revolving credit line
                               loans ("HELOCs"). It is expected that Mortgage
                               Loans (the "Initial Mortgage Loans") having an
                               aggregate principal balance of approximately
                               $192,924,110.37 will be deposited into the Trust
                               on the Closing Date. Subsequent HELOCs may be
                               purchased by the Trust during the first twelve
                               months of the securitization (the "Funding
                               Period").

***    Subject to change

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Expected Initial Mortgage Loans
                           Collateral Characteristics
                                     HELOCs

                                 Wtd. Avg      Max          Min
                                 --------      ---          ---
              Current Balance:   $39,308       $300,000     $0
              WAC:               7.30%         14.00%       5.875%
              Margin:            3.08%         5.75%        0.00%
              WAM:               232 months    300 months   170 months
              CLTV:              85.10%        100%         8.4%
              Seasoning:         2.5 months    15 months    0 months



       Parameter          %                Geographic      %
       ---------          -                ----------      -
       5 Yr Draw:      54.1%               California:    86.1%
       15 Yr Draw:     45.9%               Oregon:         3.4%
                                           Washington:     2.8%

       2nd Lien:        100%

                                           Total States:     12

       Single Family:    81%
       2-4 Family:        3%
       Condo:             4%
       PUD:              12%

SEE ATTACHED COLLATERAL TERM SHEETS.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT.


             See Disclaimer on Page 1 of this Prelimiary Term Sheet

                             The Seller and Servicer

Headlands Mortgage Company, a California S-corporation, is a full service mortgage banker engaged in the business of originating, acquiring, selling and servicing residential mortgage loans secured by one- to four-family residential properties. Headlands was incorporated in California in 1986 and currently is licensed as a mortgage banker or registered, as appropriate, in 12 states (including California, Washington, Oregon, and Colorado). As of June 30, 1997, Headlands had a mortgage servicing portfolio of 35,083 loans with an aggregate principal balance of $3.87 billion.

                                  The Trust

Headlands Home Equity
     Loan Trust 1997-1:        The Headlands Home Equity Loan Trust (the
                               "Trust") will issue one class of Class A Notes
                               (the "Offered Notes") and one class of Class
                               S Notes (the Class A Notes and the Class S
                               Notes together, the "Notes"). The Trust will also issue a certificate which is not offered hereby but will initially be retained by the Sponsor (the "Sponsor Interest"). The Cut-off
                               Date Trust Principal Balance will be equal to $192,924,110.37. As of the Closing Date, the

                               Offered Notes will represent 98% of the
                               outstanding principal balances of the Mortgage Loans of the Trust. The Certificate or the Sponsor Interest will initially represent 2% of the outstanding principal balances of the Trust as of the Closing Date. The property of the Trust as of the Closing Date will consist entirely of HELOCs and subsequently, any additional new advances under the HELOCs (the "Additional Advances") and any new HELOCs purchased during the Funding Period.

Mortgage Loan Amortization:    Approximately 54.1% of the HELOCs have 5 year
                               Draw Periods followed by a 10 year amortization period, while the other 45.9% have a 15 year Draw
                               Period followed by a 10 year amortization period.
                               Each outstanding HELOC principal balance is fixed at the end of the Draw Period, and then amortized over the subsequent 10 year period. Each HELOC interest rate continues to adjust (on the first of each month) over the life of the loan.

HELOC Interest Rates:          100% Prime-based, monthly re-setting HELOCs.
                               Substantially all of the HELOCs are teased for three months, at a current rate of 5.875%, and float thereafter. The weighted average margin on the HELOCs as of the Cut-off Date is 3.08%, with the margins ranging from 0.00% to 5.75%. All of the HELOCs have an 18.00% Life Cap, and no Periodic Caps.

Prepayment Penalties:          The HELOCs do not have prepayment penalties.

Invested Amount:               The "Initial Invested Amount" as of the
                               Closing Date will be equal to the Class A Note
                               Principal Balance. On any Distribution Date thereafter, the "Invested Amount" will be equal to the Initial Invested Amount less all principal collections distributed to Class A Noteholderss
                               (other than Accelerated Principal Distribution
                               Amounts (defined below)).


             See Disclaimer on Page 1 of this Prelimiary Term Sheet

                              The Offered Notes

Class A Notes:                 The Class A Notes will initially evidence
                               approximately 98% of the Cut-Off Date Trust
                               Principal Balance. The Class A Notes receive distributions of principal in the manner described below. The Class A Notes will receive interest on each Distribution Date based on a variable rate described more fully below.

                              Credit Enhancement

Credit Enhancement:            The Class A Noteholders and the Class S
                               Noteholders will have the benefit of the \ following credit enhancement;
                                    (a) monthly available excess spread;
                                    (b) the Spread Account (described below)
                                    (c) the Overcollateralization Amount
                                        (described below);
                                    (d) the Sponsor Interest (described below);
                                    (e) the Policy (described below).

Spread Account:                Pursuant to the Insurance Agreement, a spread
                               account will be created to be held by the Trustee, for the benefit of the Class A
                               Noteholders, the Class S Noteholders and the Note
                               Insurer. On the Closing Date, a spread account will be funded with a deposit equal to $964,620.55, or 0.50% of the Cut-Off Date Trust
                               Principal Balance (the "Required Spread Account
                               Balance").

Overcollateralization:         Although it is not anticipated that any
                               distribution of principal collections will be made to the Class A Noteholders during the Funding Period, Class A Noteholders will be entitled to receive distributions of excess interest collections as principal ("Accelerated
                               Principal Distribution Amounts") up to
                               $2,893,861.66 or 1.50% of the Cut-Off Date Trust
                               Principal Balance, the "Required
                               Overcollateralization Amount". This distribution of interest as principal will have the effect of accelerating the Class A Notes relative to the underlying Trust assets. On any Distribution
                               Date, the Overcollateralization Amount will be the amount by which the Invested Amount exceeds the Class A Note Balance. On any Distribution
                               Date in which the Invested Amount does not exceed the Class A Noteholder Balance by the Required Overcollateralization Amount, excess interest collections will be distributed as principal to the Class A Noteholders to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

Sponsor Interest:              The Sponsor will retain approximately 2% of the
                               Cut-Off Date Trust Principal Balance, evidenced by the Sponsor Interest. The Sponsor Interest will be provide credit support to the Class A

                               Noteholders and the Class S Noteholders, should excess spread, the Spread Account and the Overcollateralization Amount be insufficient.

The Policy:                    Capital Markets Assurance Corporation will issue
                               a note insurance policy which will guarantee timely interest and ultimate repayment of principal to the Class A Noteholders and timely interest to the Class S Noteholders.


             See Disclaimer on Page 1 of this Prelimiary Term Sheet

                           Distributions of Principal

Funding Period:                The Funding Period will begin on the Closing

                               Date and continue through the Distribution Date occurring in August 1998. During the Funding Period, all principal collections will be reinvested in (a) additional draws on existing Trust HELOCs, (b) and in any newly originated HELOCs, if cash remains after applying principal collections received during the calendar month occurring prior to the related Distribution Date (each a "Collection Period") to clauses (a) and
                               (b) above, those moneys will be distributed to Class A Noteholders on each respective Distribution Date during the Funding Period.
                               As long as amounts created under clauses (a) and
                               (b) above equal or exceed principal collected during the Funding Period, no distributions of principal collections will be made to the Class A Noteholders, unless a Rapid Amortization
                               Event has occurred (as defined below).

Managed Am. Period:            The Managed Amortization Period will begin on
                               the Distribution Date occurring in September
                               1998 and end on the Distribution Date occurring in August 2003. During the Managed Amortization
                               Period, the Class A Noteholders will receive the lesser of (a) the Maximum Principal Payment (as defined herein) and (b) the Alternative
                               Principal Payment (as defined herein). The
                               "Maximum Principal Payment" is equal to the Investor Fixed Allocation Percentage (defined below) multiplied by principal collections for such Distribution Date. The "Alternative
                               Principal Payment" is equal to the amount (not

                               less than zero) of principal collection for such Distribution Date less the aggregate of additional draws on existing Trust HELOCs created during such Distribution Date.

Rapid Am. Period:              Commencing no later than the Distribution Date
                               occurring in September 2003 (or earlier, upon the occurrence of a Rapid Amortization Event
                               (as described below)), Class A Noteholders will receive the lesser of (a) the Maximum Principal
                               Payment and (b) the then outstanding Class A
                               Noteholders balance.

Investor Fixed
     Allocation %:             98%.

Rapid Am. Events:              Any of the following events described below:
                                    (i) failure of Sponsor to remit funds
                                    required under the Sale and Servicing
                                    Agreement or the Insurance Agreement
                                    (collectively, the Agreements");
                                    (ii) failure of Sponsor to observe or
                                    perform in any material respect any other covenants of either Agreement which continues unremedied for 60 days after written notice;
                                    (iii) any breach of representation and
                                    warranty made by the Sponsor in either
                                    Agreement which adversely affects the
                                    Noteholders or the Note Insurer and is not repurchased in accordance with the provisions of the Sale and Servicing Agreement within 60 days after written notification of such breach;
                                    (iv) the bankruptcy, insolvency or
                                    receivership of the Sponsor or any
                                    subsidiary or affiliate of the Sponsor
                                    related to the Trust;
                                    (v) the Trust becomes subject to
                                    regulation under the Investment Company Act of 1940;
                                    (vi) the aggregate of all draws under the Insurance Policy exceeds 1% of the Cut-Off Date Pool Balance.

             See Disclaimer on Page 1 of this Prelimiary Term Sheet

                          Distributions of Interest

Interest Distributions:        Interest will be allocated to the Class A

                               Noteholders and the Class S Noteholders from the Investor Floating Allocation Percentage of interest collections received with respect to such Distribution Date. The "Investor Floating Allocation Percentage" for any Distribution
                               Date is the percentage equivalent of a fraction determined by dividing (a) the Invested Amount as of the close of business on the prior Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and
                               (b) the sum of (x) the pool balance as of the beginning of the related collection period and
                               (y) the amount of principal collected during the related Collection Period. The remainder of the interest received during the Collection Period will be allocated to the Sponsor Interest.

                               Interest will be distributed on the Class A
                               Noteholders at a rate equal to the lesser of (a) One Month LIBOR plus [TBD] basis points based on the actual number of days elapsed since the prior Distribution Date (or in the case of the Initial Distribution Date, from the Closing Date) and (b) the weighted average net available funds rate. The "weighted average net available funds rate" is an amount equal to the weighted average of the Loan Rates minus (i) the Class S Note Rate, (ii) the Servicing Fee, (iii) the Insurance Premium Fee and (iv) the Trustee Fee (the Class S Note Rate and the three fees in total, expected to be approximately 1.96%). Should Class A Noteholders receive an interest amount based on clause (b) above (creating a "Deferred Interest Amount"), future remaining interest amounts to be distributed to the Sponsor Interest will first be allocated to the Deferred Interest Amounts outstanding and unpaid, with accrued interest at the applicable Class A Noteholder rate. In no event are Deferred Interest Amounts rated by the Rating Agencies or guaranteed under the Policy.

Class A Decrement Tables:      See attached.

Collateral Term Sheets:        See attached.

             See Disclaimer on Page 1 of this Prelimiary Term Sheet

                           HEADLANDS MORTGAGE COMPANY
                           OVERALL MORTGAGE PORTFOLIO


                     Delinquency and Foreclosure Experience

The following tables set forth information relating to the delinquency and foreclosure experience of Headlands for its servicing portfolio of home equity loans (including home equity loans serviced for others) as of the dates or for the periods indicated.

                                               At December 31,                            At June 30, 1997
                     -------------------------------------------------------------------  ----------------
                             1994                  1995                   1996
                             ----                  ----                   ----
                                   % of                  % of                   % of                    % of
                      Loans    Portfolio(1)  Loans    Portfolio(1)  Loans    Portfolio(1)  Loans     Portfolio(1)
                      -----    ------------  -----    ------------  -----    ------------  -----     ------------
Total $ Amount (2)    $5,347                $4,156                 $4,387                  $3,874
   Total Number       29,076      100%      27,261       100%      34,363       100%       35,083       100%

Delinquencies

       30 - 59 Days    327        1.1%        283        1.0%        466        1.4%        298         0.9%
       60 - 89 Days     49        0.2%        62         0.2%        43         0.1%         51         0.1%
    90 Days or more     50        0.2%        47         0.2%        14         0.0%         29         0.1%
    ---------------     --        ----        --         ----        --         ----         --         ----
       Total           426        1.5%        392        1.4%        523        1.5%        378         1.1%

   Foreclosures        102        0.4%        146        0.5%        197        0.6%         98         0.3%
      Pending

(1) As a percentage of the total number of loans serviced.
(2) Dollar amount in millions; Total Portfolio has been reduced by the number of loans pending servicing release or loans in foreclosure.
(3) The past due period is based on the actual number of days that a payment is contractually past due. A loan as to which a monthly payment was due 30-59 days prior to the reporting period is considered 30-59 days past due, etc. Excludes foreclosures.

             See Disclaimer on Page 1 of this Prelimiary Term Sheet

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    08/12/97

                        HEADLANDS MORTGAGE COMPANT:1997-1
                            07/31/97 Actual Balances



              LOAN TYPE:                                Helocs


              TOTAL CURRENT BALANCE:                   $    192,924,110.37
              TOTAL ORIGINAL BALANCE:                  $    191,328,622.27
              TOTAL CREDIT LINE:                       $    257,675,977.00
              TOTAL FIRST MORT BALANCE:                $  1,215,428,558.60

              NUMBER OF LOANS:                             5,152

              AVERAGE CURRENT BALANCE:                 $     39,308.09         RANGE:  $          0.00 - $    300,000.00
              AVERAGE ORIGINAL BALANCE:                $     38,582.10         RANGE:  $          0.00 - $    325,000.00
              AVERAGE CREDIT LINE:                     $     50,014.75         RANGE:  $      8,700.00 - $    500,000.00
              AVERAGE FIRST MORT BALANCE:              $    239,304.70         RANGE:  $          0.00 - $  3,721,000.00

              AVERAGE APPRAISAL VALUE:                 $    345,936.11         RANGE:  $          0.00 - $  3,350,000.00
              AVERAGE PURCHASE PRICE:                  $    325,207.53         RANGE:  $          0.00 - $  1,672,500.00
              AVERAGE COLLATERAL VALUE:                $    343,849.81         RANGE:  $          0.00 - $  3,350,000.00
              AVERAGE PI PAYMENT:                      $        589.04         RANGE:  $         96.04 - $      7,318.81

              WEIGHTED AVERAGE FULLY INDEXED RATE:            11.4263 %        RANGE:    8.5000  -  14.2500 %
              WEIGHTED AVERAGE GROSS COUPON:                   7.3007 %        RANGE:    5.8750  -  14.0000 %
              WEIGHTED AVERAGE CURR MARGIN:                    3.0805 %        RANGE:    0.0000  -   5.7500 %
              WEIGHTED AVERAGE CURRENT INDEX:                  8.5000 %        RANGE:    8.5000  -   8.5000 %
              WEIGHTED AVERAGE LIFE CAP:                      18.0000 %        RANGE:   18.0000  -  18.0000 %

              WEIGHTED AVERAGE COMBINED LTV:                    85.10 %        RANGE:      8.42  -   100.00 %
              WEIGHTED AVERAGE 2ND MORTGAGE RATIO:              22.22 %        RANGE:      0.01  -   100.00 %
              WEIGHTED AVERAGE CREDIT UTIL.(CURRENT BAL.):    90.5622 %        RANGE:    0.0000  - 100.0000 %
              WEIGHTED AVERAGE CREDIT UTIL.(CREDIT LIMIT):    74.8708 %        RANGE:    0.0000  - 100.0000 %

              WEIGHTED AVERAGE DEBT RATIO:                      37.78 %        RANGE:      0.00  -    99.99 %

              WEIGHTED AVERAGE ORIGINAL TERM:                  235.08 months   RANGE:    180.00  -   300.00 months
              WEIGHTED AVERAGE REMAINING TERM:                 231.83 months   RANGE:    170.00  -   300.00 months
              WEIGHTED AVERAGE SEASONING:                        2.53 months   RANGE:      0.00  -    15.00 months

              TOP CITY CONCENTRATIONS ($):                       7.41 %  LOS ANGELES,  4.66 %  SAN JOSE,  3.95 %  SAN DIEGO
              TOP STATE CONCENTRATIONS ($):                     86.12 %  California,  3.43 %  Oregon,  2.84 %  Washington
              MAXIMUM ZIP CODE CONCENTRATION ($):                1.75 %  94941 (MILL VALLEY, CA)

              ORIGINATION DATE:                                  Mar 22, 1996  -  Jul 29, 1997
              FIRST PAY DATE:                                    May 25, 1996  -  Sep 25, 1997
              PAID TO DATE:                                      Jul 25, 1997  -  Sep 25, 1997
              MATURE DATE:                                       Sep 25, 2011  -  Jul 28, 2022
              NEXT RATE CHG DATE:                                Aug 01, 1997  -  Nov 01, 1997




                                                                         CURRENT
                                                                    PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)
                                                                    -----------------      ------    ----------    ------


              CURRENT BALANCE:                      <=         0.00              0.00       0.00          244       4.74
                                               0.01  -    25,000.00     28,349,758.41      14.69        1,756      34.08
                                          25,000.01  -    50,000.00     80,596,196.78      41.78        2,161      41.94
                                          50,000.01  -    75,000.00     32,633,526.37      16.92          526      10.21
                                          75,000.01  -   100,000.00     28,879,879.16      14.97          319       6.19
                                                    >    100,000.00     22,464,749.65      11.64          146       2.83

              ORIGINAL BALANCE:                     <=         0.00      2,033,228.51       1.05          193       3.75
                                               0.01  -    25,000.00     36,032,167.95      18.68        1,870      36.30
                                          25,000.01  -    50,000.00     78,469,998.40      40.67        2,131      41.36
                                          50,000.01  -    75,000.00     29,500,308.14      15.29          493       9.57
                                          75,000.01  -   100,000.00     25,721,908.93      13.33          308       5.98
                                                    >    100,000.00     21,166,498.44      10.97          157       3.05



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. (Tue Aug 12 13:25:26 EDT 1997) [rmg]

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    08/12/97

                       HEADLANDS MORTGAGE COMPANT:1997-1
                            07/31/97 Actual Balances

                                                                         CURRENT
                                                                    PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)

                                                                    -----------------      ------    ----------    ------

              STATE:                   Arizona                           3,084,726.22       1.60          105       2.04
                                       California                      166,137,622.04      86.12        4,310      83.66
                                       Colorado                          2,378,534.89       1.23           75       1.46
                                       Florida                             109,696.16       0.06            4       0.08
                                       Idaho                             1,526,623.98       0.79           61       1.18
                                       Montana                             821,776.60       0.43           33       0.64
                                       Nevada                            2,193,568.71       1.14           80       1.55
                                       New Mexico                          152,640.64       0.08            3       0.06
                                       Oregon                            6,612,372.42       3.43          185       3.59
                                       Utah                              4,381,880.93       2.27          135       2.62
                                       Washington                        5,484,767.78       2.84          159       3.09
                                       Wyoming                              39,900.00       0.02            2       0.04

              COMBINED LTV:                   <=  10.00                     30,351.49       0.02            2       0.04
                                        10.01  -  20.00                    709,772.36       0.37           19       0.37
                                        20.01  -  30.00                    989,102.91       0.51           33       0.64
                                        30.01  -  40.00                  1,215,220.51       0.63           39       0.76
                                        40.01  -  50.00                  2,666,429.26       1.38           55       1.07
                                        50.01  -  60.00                  3,953,962.06       2.05           96       1.86
                                        60.01  -  70.00                  9,304,863.01       4.82          220       4.27
                                        70.01  -  80.00                 34,394,083.40      17.83          828      16.07
                                        80.01  -  90.00                 98,425,905.48      51.02        2,804      54.43
                                        90.01  - 100.00                 41,234,419.89      21.37        1,056      20.50

              PROPERTY TYPE:           Single Family                   155,520,939.34      80.61        4,109      79.76
                                       PUD                              23,206,805.41      12.03          592      11.49
                                       Condominium                       8,337,283.95       4.32          283       5.49
                                       2 Units                           3,956,444.87       2.05          111       2.15
                                       4 Units                           1,132,431.06       0.59           36       0.70
                                       3 Units                             770,205.74       0.40           21       0.41

              LIEN PRIORITY:           Second Lien                     192,924,110.37     100.00        5,152     100.00

              FULLY INDEXED RATE:       8.50  -  8.50                       19,952.53       0.01            1       0.02
                                        8.51  -  9.00                    4,094,320.94       2.12          201       3.90
                                        9.01  -  9.50                   17,066,429.32       8.85          423       8.21
                                        9.51  - 10.00                   21,772,558.08      11.29          599      11.63
                                       10.01  - 10.50                    6,012,010.98       3.12          163       3.16
                                       10.51  - 11.00                   22,497,747.88      11.66          716      13.90
                                       11.01  - 11.50                   27,373,499.06      14.19          736      14.29
                                       11.51  - 12.00                   28,215,576.65      14.63          712      13.82
                                       12.01  - 12.50                   23,596,252.47      12.23          507       9.84
                                       12.51  - 13.00                   24,107,499.90      12.50          715      13.88
                                       13.01  - 13.50                   15,364,484.13       7.96          333       6.46
                                       13.51  - 14.00                    2,454,313.91       1.27           42       0.82
                                       14.01  - 14.25                      349,464.52       0.18            4       0.08

              LOAN RATE:                5.88  -  6.00                  143,142,646.95      74.20        3,748      72.75
                                        6.01  -  6.50                          262.00       0.00            1       0.02
                                        6.51  -  7.00                       56,522.40       0.03            1       0.02
                                        8.51  -  9.00                       36,466.77       0.02            3       0.06

                                        9.01  -  9.50                      425,743.52       0.22           11       0.21
                                        9.51  - 10.00                   15,651,428.35       8.11          452       8.77
                                       10.01  - 10.50                    1,106,142.20       0.57           37       0.72
                                       10.51  - 11.00                    1,642,959.08       0.85           50       0.97
                                       11.01  - 11.50                    5,433,730.29       2.82          196       3.80
                                       11.51  - 12.00                    7,663,320.67       3.97          227       4.41
                                       12.01  - 12.50                    9,054,960.57       4.69          218       4.23
                                       12.51  - 13.00                    4,934,631.37       2.56          140       2.72
                                       13.01  - 13.50                    3,075,742.74       1.59           57       1.11
                                       13.51  - 14.00                      699,553.46       0.36           11       0.21




The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. (Tue Aug 12 13:25:26 EDT 1997) [rmg]

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    08/12/97

                        HEADLANDS MORTGAGE COMPANT:1997-1
                            07/31/97 Actual Balances


                                                                         CURRENT
                                                                    PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)
                                                                    -----------------      ------    ----------    ------

              MARGIN:                        <=  0.50                    4,389,505.20       2.28          218       4.23
                                        0.51  -  1.00                   17,599,486.51       9.12          448       8.70
                                        1.01  -  1.50                    6,997,756.86       3.63          173       3.36
                                        1.51  -  2.00                    6,396,370.17       3.32          172       3.34
                                        2.01  -  2.50                   24,957,094.75      12.94          806      15.64
                                        2.51  -  3.00                   27,387,677.93      14.20          709      13.76
                                        3.01  -  3.50                   31,606,793.50      16.38          839      16.28
                                        3.51  -  4.00                   24,792,561.79      12.85          513       9.96
                                        4.01  -  4.50                   27,713,984.82      14.37          815      15.82

                                        4.51  -  5.00                   17,711,925.62       9.18          399       7.74
                                        5.01  -  5.50                    3,003,757.87       1.56           55       1.07
                                        5.51  -  5.75                      367,195.35       0.19            5       0.10

              UTILIZATION:                    <=   0.00                          0.00       0.00          244       4.74
                                         0.01  -  10.00                    351,442.18       0.18          145       2.81
                                        10.01  -  20.00                  1,156,454.76       0.60           98       1.90
                                        20.01  -  30.00                  1,597,215.70       0.83          101       1.96
                                        30.01  -  40.00                  2,606,570.28       1.35          124       2.41
                                        40.01  -  50.00                  5,995,685.65       3.11          197       3.82
                                        50.01  -  60.00                  5,821,378.04       3.02          199       3.86
                                        60.01  -  70.00                  7,016,749.69       3.64          198       3.84
                                        70.01  -  80.00                  9,362,933.20       4.85          228       4.43
                                        80.01  -  90.00                 10,136,136.70       5.25          249       4.83
                                        90.01  - 100.00                148,879,544.17      77.17        3,369      65.39

              CREDIT LIMIT:                8,700  -    25,000           19,369,427.73      10.04        1,154      22.40
                                          25,001  -    50,000           80,997,922.11      41.98        2,570      49.88
                                          50,001  -    75,000           29,494,066.58      15.29          577      11.20
                                          75,001  -   100,000           35,572,151.66      18.44          582      11.30
                                         100,001  -   125,000            6,268,273.09       3.25           78       1.51
                                         125,001  -   150,000            5,954,196.62       3.09           67       1.30
                                         150,001  -   175,000            2,220,169.44       1.15           18       0.35
                                                 >    175,000           13,047,903.14       6.76          106       2.06

              REMAINING TERM:          170  - 170                           21,600.00       0.01            1       0.02
                                       171  - 176                       39,720,325.98      20.59        1,108      21.51
                                       177  - 182                       64,666,999.23      33.52        1,691      32.82
                                       183  - 188                           21,959.01       0.01            1       0.02
                                       279  - 284                           56,522.40       0.03            1       0.02
                                       285  - 290                           94,092.84       0.05            1       0.02
                                       291  - 296                       39,214,869.07      20.33        1,078      20.92
                                       297  - 300                       49,127,741.84      25.46        1,271      24.67

              ORIGINATION MONTH/YR:    01/1997                          17,134,096.31       8.88          479       9.30
                                       02/1997                          19,632,449.89      10.18          521      10.11
                                       03/1996                              56,522.40       0.03            1       0.02
                                       03/1997                          24,053,212.38      12.47          669      12.99
                                       04/1997                          32,061,919.83      16.62          823      15.97
                                       05/1997                          33,296,902.17      17.26          844      16.38
                                       06/1997                          29,589,538.90      15.34          764      14.83
                                       07/1997                          18,813,924.62       9.75          530      10.29
                                       08/1996                              94,092.84       0.05            1       0.02
                                       09/1996                              21,600.00       0.01            1       0.02
                                       10/1996                               9,580.54       0.00            3       0.06
                                       11/1996                           1,869,137.42       0.97           60       1.16
                                       12/1996                          16,291,133.07       8.44          456       8.85

              MONTHS DELINQUENT:       Current                         192,924,110.37     100.00        5,152     100.00

              LOAN TYPE:               Helocs                          192,924,110.37     100.00        5,152     100.00




The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. (Tue Aug 12 13:25:26 EDT 1997) [rmg]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by Headlands Mortgage Company and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by Headlands Mortgage Company Inc. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions. Changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates significantly slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.


Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                 Headlands Home Equity Loan Trust 1997-1 CLASS A
                          Price-DM Sensitivity Report


          Settlement              08/21/97
          Next Payment            09/15/97
          Class Balance       $189,065,628
          Accrued Date            08/21/97
          Pass-Thru Margin           0.17%
          Accrued Days                   0
          Cleanup Call                 10%
          Draw Rate                18% CPR

     Flat
     Price      0% CPR      10% CPR      20% CPR      25% CPR      30% CPR      35% CPR       40% CPR
=====================================================================================================
     99-24       0.193%       0.205%       0.211%       0.219%       0.228%       0.238%       0.248%
     99-24+      0.192%       0.203%       0.208%       0.216%       0.225%       0.233%       0.243%
     99-25       0.190%       0.200%       0.206%       0.213%       0.221%       0.229%       0.238%
     99-25+      0.189%       0.198%       0.203%       0.210%       0.217%       0.225%       0.233%
     99-26       0.187%       0.196%       0.201%       0.207%       0.214%       0.221%       0.228%
     99-26+      0.186%       0.194%       0.198%       0.204%       0.210%       0.216%       0.223%


     99-27       0.185%       0.192%       0.196%       0.201%       0.206%       0.212%       0.218%
     99-27+      0.183%       0.190%       0.193%       0.198%       0.203%       0.208%       0.214%
     99-28       0.182%       0.187%       0.190%       0.195%       0.199%       0.204%       0.209%
     99-28+      0.180%       0.185%       0.188%       0.192%       0.195%       0.200%       0.204%
     99-29       0.179%       0.183%       0.185%       0.188%       0.192%       0.195%       0.199%
     99-29+      0.177%       0.181%       0.183%       0.185%       0.188%       0.191%       0.194%
     99-30       0.176%       0.179%       0.180%       0.182%       0.185%       0.187%       0.189%
     99-30+      0.174%       0.177%       0.178%       0.179%       0.181%       0.183%       0.185%
     99-31       0.173%       0.174%       0.175%       0.176%       0.177%       0.178%       0.180%
     99-31+      0.171%       0.172%       0.173%       0.173%       0.174%       0.174%       0.175%

    100-00       0.170%       0.170%       0.170%       0.170%       0.170%       0.170%       0.170%

    100-00+      0.169%       0.168%       0.167%       0.167%       0.166%       0.166%       0.165%
    100-01       0.167%       0.166%       0.165%       0.164%       0.163%       0.162%       0.160%
    100-01+      0.166%       0.163%       0.162%       0.161%       0.159%       0.157%       0.155%
    100-02       0.164%       0.161%       0.160%       0.158%       0.155%       0.153%       0.151%
    100-02+      0.163%       0.159%       0.157%       0.155%       0.152%       0.149%       0.146%
    100-03       0.161%       0.157%       0.155%       0.152%       0.148%       0.145%       0.141%
    100-03+      0.160%       0.155%       0.152%       0.148%       0.145%       0.140%       0.136%
    100-04       0.158%       0.153%       0.150%       0.145%       0.141%       0.136%       0.131%
    100-04+      0.157%       0.150%       0.147%       0.142%       0.137%       0.132%       0.126%
    100-05       0.155%       0.148%       0.144%       0.139%       0.134%       0.128%       0.122%

    100-05+      0.154%       0.146%       0.142%       0.136%       0.130%       0.124%       0.117%
    100-06       0.153%       0.144%       0.139%       0.133%       0.126%       0.119%       0.112%
    100-06+      0.151%       0.142%       0.137%       0.130%       0.123%       0.115%       0.107%
    100-07       0.150%       0.140%       0.134%       0.127%       0.119%       0.111%       0.102%
    100-07+      0.148%       0.137%       0.132%       0.124%       0.116%       0.107%       0.097%
    100-08       0.147%       0.135%       0.129%       0.121%       0.112%       0.103%       0.093%
======================================================================================================

WAL (yr)          17.43         9.36         7.62         6.15         5.08         4.27         3.65

First
 Prin Pay      09/15/97     09/15/97     09/15/97     09/15/97     09/15/97     09/15/97     09/15/97

Last
 Prin Pay    05/16/2022   12/15/2009   10/15/2007   12/15/2006   03/15/2006   06/15/2005   09/15/2004

MDUR (yr)         10.35         6.92         5.88         4.88         4.14         3.56         3.10

               "Full Price" = "Flat Price" + Accrued Interest.
  Duration and related sensitivities are calculated at midpoint price/yield.
            Maturity and Last Principal Pay Dates may be distorted
                     by the use of collateral pool WAMs.



These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

GREENWICH CAPITAL MARKETS, INC.

            Percentage of Original Certificate Principal Balance --
                        Amortization Schedule (1)(2)

                     Conditional Prepayment Rate (% CPR)

  Date                         0%    10%      20%      25%      30%      35%      40%
-----------------             ----   ----    ----     ----     ----      ----    ----
Initial Percentage            100%   100%    100%     100%     100%      100%    100%
08/15/98                       98%    98%     98%      98%      98%       98%     98%
08/15/99                       98%    98%     96%      90%      84%       78%     72%
08/15/2000                     98%    98%     94%      82%      72%       62%     53%
08/15/2001                     98%    98%     91%      75%      61%       49%     38%
08/15/2002                     98%    98%     89%      69%      52%       39%     28%
08/15/2003                     98%    98%     87%      63%      44%       30%     20%
08/15/2004                     98%    84%     68%      45%      29%       18%     11%
08/15/2005                     98%    70%     49%      29%      16%        0%      0%
08/15/2006                     98%    56%     30%      14%       0%        0%      0%
08/15/2007                     98%    42%     12%       0%       0%        0%      0%
08/15/2008                     98%    28%      0%       0%       0%        0%      0%
08/15/2009                     98%    14%      0%       0%       0%        0%      0%
08/15/2010                     98%     0%      0%       0%       0%        0%      0%
08/15/2011                     98%     0%      0%       0%       0%        0%      0%
08/15/2012                     29%     0%      0%       0%       0%        0%      0%
08/15/2013                     29%     0%      0%       0%       0%        0%      0%
08/15/2014                     29%     0%      0%       0%       0%        0%      0%
08/15/2O15                     29%     0%      0%       0%       0%        0%      0%
08/15/2016                     29%     0%      0%       0%       0%        0%      0%
08/15/2017                     29%     0%      0%       0%       0%        0%      0%
08/15/2018                     29%     0%      0%       0%       0%        0%      0%
08/15/2019                     29%     0%      0%       0%       0%        0%      0%
08115/2020                     29%     0%      0%       0%       0%        0%      0%
08/15/2021                     29%     0%      0%       0%       0%        0%      0%
08/l5/2022                      0%     0%      0%       0%       0%        0%      0%
08/l5/2023                      0%     0%      0%       0%       0%        0%      0%
Weighted Average Life
    Years                    17.43   9.36    7.62     6.15     5.08      4.27    3.65

(1) Assumes (i) that an optional termination is exercised when the outstanding Certificate Principal Balance is less than or equal to 10% of the Original Certificate Principal Balance and (ii) a constant draw rate of 18%.
(2) All percentages are rounded to the nearest 1%.


These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                                                         Index:
    Tranche         Balance            % of Pool       1M LIBOR     Margin(%)   Coupon(%)
--------------------------------------------------------------------------------------------------
       A           189,065,628.16      98.0000         5.64453      0.1700      5.8145
       S                     0.00       0.0000                                  1.2500
     Seller          3,858,482.21       2.0000
                  ---------------    ---------
                   192,924,110.37     100.0000

Collateral Information - Total

Original Balance:               192,924,110.37

Base Prepayment Rate (% CPR):            30.00

Base Draw Rate (% CPR):                  18.00

Starting in Period:                          0

Stress Prepayment Rate (% CPR):          60.00

Stress Draw Rate (% CPR):                 0.00

Surety Bond Premium (%):                  0.20

Annual Losses (%):                        0.00

Revolving Periods (mos):                    12

MAP - including Revolving (mos):            72

Cutoff Date:                          08/21/97
Settlement Date:                      08/21/97
Next Payment Date:                    09/15/97
Accrued Interest Days:                       0
Delay:                                 -0.2000

Collateral Information - HELOC 1                                       Original       Coupon
                                                                       Period        Rate (%)
                                                                       --------      --------
Balance ($):                         88,479,119.34                           1        6.6435
                                                                             2       10.8744
Normal Servicing Rate (%):                  0.5100           0.000425      361       10.8744
                                                                           361       10.8744
Gross Margin (%):                           2.3744                         361       10.8744
                                                                           361       10.8744
WAM (months):                                  297                         361       10.8744
                                                                           361       10.8744
Credit Limit Utilization Rate (%)          71.3852     123,946,027.10      361       10.8744
                                                                           361       10.8744
Max Credit Utilization Rate (%):            100.00     123,946,027.10      361       10.8744
                                                                           361       10.8744
Prime Rate (%):                             8.5000                         361       10.8744
                                                                           361       10.8744
Base Prepayment Rate (% CP                   30.00

Base Draw Rate (% CPR):                      18.00

Starting in Period:                              0

Stress Prepayment Rate (% C                  60.00

Stress Draw Rate (% CPR):                     0.00


Collateral Information - HELOC 2                                       Original       Coupon
                                                                       Period        Rate (%)
                                                                       --------      --------
Balance ($):                        104,444,991.03                           1        7.8575
                                                                             2       12.1787
Normal Servicing Rate (%):                  0.5100           0.000425      361       12.1787
                                                                           361       12.1787
Gross Margin (%):                           3.6787                         361       12.1787

                                                                           361       12.1787
WAM (months):                                  177                         361       12.1787
                                                                           361       12.1787
Credit Limit Utilization Rate (%)          78.1014     133,729,985.67      361       12.1787
                                                                           361       12.1787
Max Credit Utilization Rate (%):            100.00     133,729,985.67      361       12.1787
                                                                           361       12.1787
Prime Rate (%):                             8.5000                         361       12.1787
                                                                           361       12.1787
Base Prepayment Rate (% CP                   30.00

Base Draw Rate (% CPR):                      18.00

Starting in Period:                              0

Stress Prepayment Rate (% C                  60.00

Stress Draw Rate (% CPR):                     0.00



Collateral Information - Revolving HELOC 1                             Original       Coupon
                                                                       Period        Rate (%)
                                                                       --------      --------
Balance ($):                          2,485,624.05                           1        5.8750
                                                                             4       11.5805
Normal Servicing Rate (%):                  0.5100           0.000425      361       11.5805
                                                                           361       11.5805
Gross Margin (%):                           3.0805                         361       11.5805
                                                                           361       11.5805
WAM (months):                                  232                         361       11.5805
                                                                           361       11.5805
Credit Limit Utilization Rate (%)          74.8708       3,319,884.45      361       11.5805
                                                                           361       11.5805
Max Credit Utilization Rate (%):            100.00       3,319,884.45      361       11.5805
                                                                           361       11.5805
Prime Rate (%):                             8.5000                         361       11.5805
                                                                           361       11.5805
Base Prepayment Rate (% CP                   30.00

Base Draw Rate (% CPR):                      18.00

Starting in Period:                              0


Stress Prepayment Rate (% C                  60.00

Stress Draw Rate (% CPR):                     0.00


                           Headlands Mortgage Company

Headquarters:              700 Larkspur Landing Circle, Suite 250, Larkspur,
                           California 94939. 415-461-6790/800-462-2700

Business:                  Headlands Mortgage Company("Headlands"), a
                           closely-held California S-corporation originates, purchases and sells mortgage loans secured by one-to-four unit family residences. Loans are originated through wholesale and retail operations.
                           Headlands underwrites all mortgage loans it originates and sells them on a non-recourse basis, usually retaining the mortgage servicing rights. The company's mortgage banking operations is predominantly in California and the western United
                           States.

History: Headlands began originating loans in 1986. In 1996, the company diversified its residential mortgage loan sale activities to include the securitization of loans into REMICs and Asset-Backed Securities. As of June 30, 1997, Headlands had total assets of $436 million and shareholders equity of $46 million.

Financing Sources:         Headlands has mortgage loan financing sources to
                           accommodate $1 billion in loan fundings and a secured working capital line of credit of $14 million.

Statistics:                Headlands has offices throughout California, Nevada,
                           Arizona, Washington State, Idaho, Oregon and Florida, and is approved to do business in 42 other states.
                           During 1996, the company originated $2.3 billion of mortgage loans. Projected production for 1997 is expected to reach approximately $3.0 billion. The company anticipates that it will issue around $1.5 billion in securities backed by first mortgages and approximately $500 million of securities backed by second mortgages and home equity lines of credit.

Underwriting:              The company employs industry-standard methods for
                           reviewing and analyzing the creditworthiness of the borrower and the collateral value of the property. A borrower generally is required to provide a list of assets and liabilities and a statement of income and expenses, as well as a credit report. Each loan submission is also scrutinized for any additional specifications as required by an investor. The average credit score on Headlands' securities is over 700.

                           Headlands requires title insurance for all mortgage loans. Fire and extended hazard insurance and flood insurance, when applicable, are also required.

Servicing:                 As a master servicer, Headlands oversees all aspects
                           of the loan servicing function. The company opened its own servicing center in January 1994 and as of December 31, 1996 was servicing approximately 34,400 loans with a principal balance of approximately $4.4 billion.

                           Mortgage loan servicing includes collecting payments from borrowers and remitting those funds to investors, accounting for mortgage loan principal and interest, reporting to investors, holding custodial funds for payment of mortgage and mortgage related expenses such as taxes and insurance, advancing funds to cover delinquent payments, inspecting foreclosures and property disposition in the event of unremedied defaults, and otherwise administering the mortgages.

Management:                Peter T. Paul             President
                           Becky Poisson             EVP/Operations
                           Steve Abreu               EVP/CPO
                           Gilbert MacQuarrie        EVP/CFO
                           Bernie Grochmal           SVP/Product Manager

Financial Highlights:

                                 12/31/95        12/31/96        6/30/97
                                 --------        --------        -------
                  Assets         $147,431,468    $288,990,472    $435,826,382
                  Liabilities    $121,557,347    $259,846,232    $389,932,222
                  Equity         $25,874,121     $29,144,240     $45,894,160
                  Revenue        $40,215,929     $58,208,152     $40,817,375
                  Net Income     $6,970,601      $17,659,599     $16,749,920

Securitization Summary:

                       Headlands Mortgage Securitizations

         Number                     Size             Date Issued  Type

         GRCAP 1994-HM4             $276,539,000      4/28/94     ARMs
         BSMSI 1996-5               $173,115,584      9/30/96     Fixed Alt A
         BSMSI 1996-8               $174,006,377     11/27/96     Fixed Alt A
         HHELT 1996-1               $125,595,644     12/31/96     HELOCs

         HMSI 1997-1                $306,314,022      2/28/97     Fixed Alt A
         HMSI 1997-2                $228,344,859      4/30/97     Fixed Alt A
         HMSI 1997-3                $229,356,710      6/30/97     Fixed Alt A


                           Headlands Mortgage Company
                           Overall Mortgage Portfolio
                     Delinquency and Foreclosure Experience

                           12/31/94     12/31/95      12/31/96     6/30/97

Period of Delinquency
         30 days           1.12%        1.04%         1.36%        0.85%
         60 days           0.17%        0.23%         0.13%        0.15%
         90 days           0.17%        0.17%         0.04%        0.08%
Total Delinquencies        1.47%        1.44%         1.52%        1.08%
(excluding Foreclosures)

Foreclosure Pending        0.35%        0.54%         0.57%        0.28%